NUVEEN GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED JULY 1, 2022

TO THE SUMMARY PROSPECTUS DATED OCTOBER 29, 2021

Peter Boardman, Managing Director, has been named a portfolio manager of Nuveen Global Equity Income Fund. James Stephenson and Thomas Ray will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GEIFS-0722P